UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2011

Keystone Automotive Operations, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-112252	23-2950980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Tunkhannock Avenue

Exeter, Pennsylvania 18643

(Address of Principal Executive Offices, including Zip Code)

(800) 233-8321

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendments to Restructuring Support Agreement

On February 8, 2011, Keystone Automotive Operations, Inc. (“Keystone”), A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; Key Comp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc. (“Holdings”); Keystone Automotive Operations of Canada, Inc.; and Keystone Automotive Operations Midwest, Inc. (collectively, the “Company”) entered into the Second Amendment to Restructuring Support Agreement (the “Second Amendment”) with Sphere Capital, LLC – Series A (“Sphere) and Cetus Capital, LLC (“Cetus,” and, together with Sphere, the “Consenting Noteholders”).

On February 15, 2011, the Company entered into the Third Amendment and Joinder to Restructuring Support Agreement (the “Third Amendment” and, together with the Second Amendment, the “Amendments”) with the Consenting Noteholders and certain other individual parties and entities thereto.

The foregoing summary descriptions of the Amendments and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Amendments, copies of which are attached hereto as Exhibits 10.1 and 10.2 and the terms of which are incorporated herein by reference.

Debt Agreements

On February 15, 2011, Keystone entered into (i) an asset-based revolving credit agreement (the “Revolver”) for a secured revolving credit facility with the lenders named therein and Bank of America, N.A., as administrative agent and (ii) a term loan credit and guaranty agreement (the “Term Loan” and together with the Revolver, the “Debt Agreements”) for a secured term loan facility with the lenders named therein and Goldman Sachs Lending Partners LLC, as administrative agent.

The Revolver is an asset-based facility with a commitment amount of $75.0 million. The Company’s obligations under the Revolver, on and after the Funding Date referred to below, will be secured by a first priority interest in all of the Company’s receivables and inventory and a second priority security interest in the stock of Keystone and its subsidiaries and all other assets of the Company.

The Term Loan is a secured $120.0 million facility guaranteed by Holdings and each domestic subsidiary of the Company. The Term Loan, on and after the Funding Date referred to below, will be secured by a first priority security interest in all machinery and equipment, real estate of the Company and stock of Keystone and its subsidiaries and a second priority security interest in the Company’s receivables and inventory.

Each Debt Agreement contains customary representations and warranties, events of default, and affirmative and negative covenants. The Term Loan requires the prepayment of loans with net cash proceeds received from certain asset sales, debt or equity issuances and/or recovery events, and with a portion of the annual excess cash flow of the Company. The Term Loan requires the Company to maintain certain minimum levels of EBITDA to interest expense and maximum levels of indebtedness to EBITDA. The Revolver requires the Company to maintain a minimum level of EBITDA to fixed charges during periods when excess borrowing availability is below a certain minimum threshold.

The borrowings under the Term Loan and a portion of the availability under the Revolver will be used on the date of initial funding thereunder (the “Funding Date”), along with other sources available to the Company, to repay and refinance the Company’s existing debt facilities and to pay certain fees and expenses in connection with the restructuring of the Company’s capital structure. After the Funding Date, the Revolver will be available on a revolving basis to finance the working capital needs and general corporate purposes of the Company.

The foregoing summary descriptions of the Debt Agreements and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Debt Agreements, copies of which are attached hereto as Exhibits 10.3 and 10.4 and the terms of which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” regarding entry into the Debt Agreements is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On February 15, 2011, Keystone Automotive Operations, Inc. launched an exchange offer and consent solicitation with respect to its 9 3/4% Senior Subordinated Notes due 2013 and the solicitation of acceptances of a prepackaged plan of reorganization. A copy of the press release announcing the launch of the exchange offer and consent solicitation is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Second Amendment to Restructuring Support Agreement, dated February 8, 2011, by and among A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; Key Comp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; Keystone Automotive Operations Midwest, Inc.; Sphere Capital, LLC – Series A; and Cetus Capital, LLC.

10.2	Third Amendment and Joinder to the Restructuring Support Agreement, dated February 15, 2011, by and among A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; Key Comp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; Keystone Automotive Operations Midwest, Inc.; Sphere Capital, LLC – Series A; Cetus Capital, LLC; and other individual parties and entities thereto.

10.3

Revolving Credit Agreement, dated February 15, 2011, by and among Keystone Automotive Holdings, Inc., Keystone Automotive Operations, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent, issuing bank and swingline lender.

10.4

Credit and Guaranty Agreement, dated February 15, 2011, by and among Keystone Automotive Holdings, Inc., Keystone Automotive Operations, Inc., certain subsidiaries of Keystone Automotive Operations, Inc., as guarantors, the lenders party thereto and Goldman Sachs Lending Partners LLC, as administrative agent.

99.1	Press release dated February 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized in the Borough of Exeter, Pennsylvania on February 17, 2011.

Keystone Automotive Operations, Inc.

By:	/s/ Richard Paradise
	Name:	Richard Paradise
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Restructuring Support Agreement, dated February 8, 2011, by and among A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; Key Comp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; Keystone Automotive Operations Midwest, Inc.; Sphere Capital, LLC – Series A; and Cetus Capital, LLC.

10.2	Third Amendment and Joinder to the Restructuring Support Agreement, dated February 15, 2011, by and among A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; Key Comp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; Keystone Automotive Operations Midwest, Inc.; Sphere Capital, LLC – Series A; Cetus Capital, LLC; and other individual parties and entities thereto.

10.3

Revolving Credit Agreement, dated February 15, 2011, by and among Keystone Automotive Holdings, Inc., Keystone Automotive Operations, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent, issuing bank and swingline lender.

10.4	Credit and Guaranty Agreement, dated February 15, 2011, by and among Keystone Automotive Holdings, Inc., Keystone Automotive Operations, Inc., certain subsidiaries of Keystone Automotive Operations, Inc., as guarantors, the lenders party thereto and Goldman Sachs Lending Partners LLC, as administrative agent.

99.1	Press release dated February 16, 2011.